 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 12, 2021

The Estée Lauder Companies Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York		10153
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
212-572-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	EL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Estée Lauder Companies Inc. (the "Company") held its Annual Meeting of Stockholders on November 12, 2021. Each share of the Company’s Class A Common Stock was entitled to one vote per share, and each share of the Company’s Class B Common Stock was entitled to ten votes per share. The matters voted upon and the results of the combined votes of Class A Common Stock and Class B Common Stock are set forth below.

Proposal One: Election of Directors.

Stockholders elected each of the following nominees as director to hold office until the 2024 Annual Meeting (i.e. as a Class I Director) and until his or her successor is elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Rose Marie Bravo	1,441,085,782	32,632,894	11,458,332
Paul J. Fribourg	1,427,141,889	46,576,787	11,458,332
Jennifer Hyman	1,468,425,929	5,292,747	11,458,332
Barry S. Sternlicht	1,337,999,321	135,719,355	11,458,332

The continuing Class II Directors are Ronald S. Lauder, William P. Lauder, Richard D. Parsons, Lynn Forester de Rothschild, Jennifer Tejada, and Richard Zannino. The continuing Class III Directors are Charlene Barshefsky, Wei Sun Christianson, Fabrizio Freda, Jane Lauder, and Leonard A. Lauder.

Proposal Two: Ratification of Appointment of Independent Auditors.

Stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending June 30, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,483,255,772	917,326	1,003,910	—
Proposal Three: Advisory Vote on Executive Compensation.

Stockholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,336,491,469	135,590,848	1,636,359	11,458,332

Item 9.01 Financial Statements and Exhibits

(a) Not Applicable
(b) Not Applicable
(c) Not Applicable
(d) Exhibit

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTÉE LAUDER COMPANIES INC.

Date:	November 17, 2021	By:	/s/ Maureen Sladek
Maureen Sladek
Vice President, Senior Corporate Counsel
and Assistant Secretary

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